CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Trump Hotel & Casino Resorts, Inc. previously filed Form S-8 Registration Statement No. 333-2201.


                                                   ARTHUR ANDERSEN LLP



Roseland, New Jersey
June 29, 1998